iShares®

iShares Trust

iShares, Inc.

(each, a “Company”)

Supplement dated November 10, 2009

to the Prospectuses and Statements of Additional

Information (“SAI”) for all series of iShares Trust

and iShares, Inc.

The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus and SAI as supplemented.

Barclays Global Fund Advisors (the “Adviser”) serves as the investment adviser for each iShares fund (each, a “Fund”). On June 16, 2009, Barclays PLC (“Barclays”), the ultimate parent company of the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser and certain affiliated companies to BlackRock, Inc. (the “Transaction”).

Under the Investment Company Act of 1940, as amended, completion of the Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, each Fund’s Board of Trustees or Directors (the “Board”) approved a new investment advisory agreement. On November 4, 2009, special meetings of shareholders of the Funds were called and held to consider the approval of the new investment advisory agreement, to elect a Board of each Company and, for certain Funds, an additional proposal. The results of those special meetings of shareholders are described below.

1)	At the first special meeting of shareholders, shareholders of record as of August 25, 2009 (the “Record Date”) of each Fund (except as noted below) approved a new investment advisory agreement between the respective Company, on behalf of each of the Funds, and the Adviser, which will take effect upon the consummation of the Transaction.

2)	The first special meeting of shareholders of the Funds listed below has been adjourned until November 19, 2009, at 5:00 p.m. (Pacific Time).

iShares, Inc.

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI EMU Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

iShares Trust

iShares Nasdaq Biotechnology Index Fund

iShares Russell 3000 Growth Index Fund

iShares S&P 100 Index Fund

iShares S&P 1500 Index Fund

iShares S&P 500 Index Fund

iShares S&P Asia 50 Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iShares FTSE China (HK Listed) Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares MSCI ACWI Index Fund

iShares S&P Growth Allocation Fund

iShares S&P Aggressive Allocation Fund

iShares MSCI All Peru Capped Index Fund

iShares S&P Emerging Markets Infrastructure Index Fund

3)	At the first special meeting of shareholders, shareholders as of the Record Date of the Funds listed below approved a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy. Accordingly, each Fund’s investment objective may, in the future, be changed without shareholder approval. Any reference to the contrary in each such Fund’s Prospectus or SAI is hereby deleted.

iShares Russell 1000 Index Fund

iShares Russell Midcap Index Fund

iShares S&P SmallCap 600 Growth Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Switzerland Index Fund

iShares Russell Midcap Growth Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares MSCI France Index Fund

iShares MSCI Spain Index Fund

iShares S&P North American Natural Resources Sector Index Fund

4)	At the second special meeting of shareholders, shareholders as of the Record Date of each Company approved the election of each of the nominees to serve on the Board of Trustees and Directors. With the exception of Mr. Robert Kapito, each Trustee’s/Director’s term of office commenced immediately upon their election at the November 4, 2009 special meeting of shareholders. Mr. Kapito’s term of office will commence only upon the consummation of the Transaction.

5)	The Funds listed below commenced operations after the Record Date (the “New Funds”). As a result, shareholders were not entitled to notice of and to vote at the special meetings of shareholders meetings. Prior to the commencement of operations, the Board of Trustees or Directors and the sole shareholder of each New Fund approved a new investment advisory agreement between the respective Company, on behalf of each of the New Funds, and the Adviser. The new investment advisory agreement will take effect upon the consummation of the Transaction. Since the shareholders as of the Record Date of each Company approved the election of each of the nominees to serve on the Board of Trustees and Directors, the New Funds will also be overseen by the elected Trustees and Directors.

iShares 10+ Year Credit Bond Fund iShares MSCI Emerging Markets Eastern Europe Index Fund iShares Russell Top 200 Growth Index Fund	iShares 10+ Year Government/Credit Bond Fund iShares Russell Top 200 Index Fund iShares Russell Top 200 Value Index Fund

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-ALL-4-1109

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